American Century California Tax-Free and Municipal Funds

Prospectus Supplement

CALIFORNIA HIGH-YIELD MUNICIPAL FUND

Supplement dated August 10, 2001 * Prospectus dated January 1, 2001
Prospectus dated May 1, 2001 (C Class)

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees has requested that the following matter be submitted to shareholders of the fund for approval at a Special Meeting of Shareholders to be held on November 16, 2001.

The record date for the meeting is August 10, 2001. If you own shares of the fund as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about August 22, 2001.
If approved by shareholders, the proposal will become effective on December 3,
2001.

Shareholders of California High-Yield Municipal Fund will be asked to consider and act upon a proposal to change the fund's sub-classification from diversified to non-diversified in order to provide the fund with the investment flexibility to invest greater than 5% of its assets in certain issuers.

SH-SPL-26618   0108